Janus Investment Fund

Janus Global Unconstrained Bond Fund

Supplement dated July 1, 2015
to Currently Effective Prospectuses

Effective July 1, 2015, the following replaces the corresponding information for Janus Global Unconstrained Bond Fund (the “Fund”) as noted below.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectuses:

Portfolio Managers: William H. Gross is Executive Vice President and Portfolio Manager of the Fund, which he has managed since October 2014. Kumar Palghat, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since July 2015.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Global Unconstrained Bond Fund
William H. Gross is responsible for the day-to-day management of the Fund. Mr. Gross, as primary Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

William H. Gross is Executive Vice President and Portfolio Manager of Janus Global Unconstrained Bond Fund, which he has managed since October 2014. Mr. Gross joined Janus Capital in September 2014. Prior to joining Janus Capital, Mr. Gross was Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”).

Kumar Palghat, CFA, is Co-Portfolio Manager of Janus Global Unconstrained Bond Fund, which he has co-managed since July 2015. Mr. Palghat joined Janus Capital in July 2015. Mr. Palghat is the founder and Chief Investment Officer of Kapstream Capital, a global fixed-income adviser, since 2006. Mr Palghat holds a Bachelor in business from Bangalore University, India, and an MBA in finance/marketing from Marymount University. Mr Palghat holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.